ROSS MILLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the office of	Document Number
	20080135959-12
Ross Miller	Filing Date and Time
Secretary of State	02/28/2008 9:15 AM
State of Nevada	Entity Number
	E0124812008-8

Articles of Incorporation

(PURSUANT TO NRS 78)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

1. Name of Corporation:	GLOBAL ENTERPRISE HOLDINGS, INC.
2. Resident Agent Name and Street Address: (must be a Nevada address where process may be served)	National Registered Agents Inc. of NV Name 1000 E. William St. #204 Carson City Nevada 89701 (MANDATORY) Physical Street Address City Zip Code 1701 E. Woodfield Rd. #915 Schaumburg IL 60173 (OPTIONAL) Mailing Address City State Zip Code
3. Shares: (number of shares corporation is authorized to issue)	Number of shares with par value: 200,000,000 - common shares. 220,000,000 20,000,000 preferred shares Par value per share: $ .0001 Number of shares without par value:
4. Names & Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than 3 directors/trustees)	1. PHILIP J. HUSEYINOF Name 291 WILDSPRING CT. ITASCA IL 60143 Street Address City State Zip Code 2. Philip J. Huseyinof Name 291 Wildspring Ct. Itasca IL 60143 Street Address City State Zip Code 3. Philip J. Huseyinof Name 291 Wildspring Ct. ITASCA IL 60143 Street Address City State Zip Code
5. Purpose: (optional - see instructions)	The purpose of this Corporation shall be: Real Estate Environmental & Construction Consulting
6. Name, Address and Signature of Incorporator: (attach additional page if more than 1 incorporator)	PHILIP J. HUSEYINOF X [signature] Name Signature 291 WILDSPRING CT. ITASCA IL 60143 Address City State Zip Code
7. Certificate of Acceptance of Appointment of Resident Agent:	I hereby accept appointment as Resident Agent for the above named corporation. National Registered Agents Inc. of NV X Lindsey Klemenoic 02/25/2008 Authorized Signature of R. A. or On Behalf of R. A. Company Date Lindsey Klemenoic/Assistant Secretary

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Amendment

(PURSUANT TO NRS 78.380)

Filed in the office of	Document Number 20080194216-73
Ross Miller Secretary of State State of Nevada	Filing Date and Time 03/20/2008 4:20 PM
	Entity Number E0124812008-8

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.380 - Before Issuance of Stock)

1. Name of corporation:

GLOBAL ENTERPRISE HOLDINGS, INC.

2. The articles have been amended as follows (provide article numbers, if available):

#3. Please change the number of authorized shares to the following:
Preferred Shares: 600,000,000 par value of .0001
Common Shares: 900,000,000 par value of .0001

3. The undersigned declare that they constitute at least two-thirds of the incorporators [X], or of the board of directors [ ] (check one box only)

4. Effective date of filing (optional): 2/28/08
(must not be later than 90 days after the certificate is filed)

5. The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued.

6. Signatures (If more than two signatures, attach an 8 1/2" x 11" plain sheet with the additional signatures.)

X [signature]
Signature

X
Signature

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Amendment

(PURSUANT TO NRS 78.380)

Filed in the office of	Document Number 20080326673-17
Ross Miller Secretary of State State of Nevada	Filing Date and Time 05/12/2008 4:30 PM
	Entity Number E0124812008-8

ABOVE SPACE IS FOR OFFICE USE ONLY

USE BLACK INK ONLY - DO NOT HIGHLIGHT

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.380 - Before Issuance of Stock)

1. Name of corporation:

GLOBAL ENTERPRISE HOLDINGS, INC.

2. The articles have been amended as follows (provide article numbers, if available):

3. NUMBER OF SHARES TO BE CHANGED TO 100,000,000 AUTHORIZED COMMON SHARES 25,000,000 AUTHORIZED PREFERRED SHARES WITH A PAR VALUE OF .001 PER SHARE.

3. The undersigned declare that they constitute at least two-thirds of the incorporators ☐, or of the board of directors ☒ (check one box only)

4. Effective date of filing (optional): 2/28/08
(must not be later than 90 days after the certificate is filed)

5. The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued.

6. Signatures (If more than two signatures, attach an 8 1/2" x 11" plain sheet with the additional signatures.):

X [signature]
Signature

X ______________________
Signature

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

EXPEDITE - 24 HR

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the office of	Document Number 20080402886-08
Ross Miller Secretary of State State of Nevada	Filing Date and Time 06/16/2008 8:00 AM
	Entity Number E0124812008-8

Certificate of Amendment

(PURSUANT TO NRS 78.380)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.380 - Before Issuance of Stock)

1. Name of corporation: Global Enterprise Holdings, Inc.

2. The articles have been amended as follows (provide article numbers, if available):
#1 - please change name to the following: International Development and Environmental Holdings.
#4 - New Address of officers - Philip S. Husaynof
30 S. Wacker Dr., 22nd Flr.
Chicago, IL. 60606.

3. The undersigned declare that they constitute **at least two-thirds** of the incorporators ☐, or of the board of directors ☒ (check one box only)

4. Effective date of filing (optional):
(must not be later than 90 days after the certificate is filed)

5. The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued.

6. Signatures (If more than two signatures, attach an 8 1/2" x 11" plain sheet with the additional signatures.)

X [signature] Signature   X ____________ Signature

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.